ACCOUNTS PAYABLE AND OTHER - Narrative (Details) $ in Millions	12 Months Ended
	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)
Subclassifications of assets, liabilities and equities [abstract]
Other comprehensive income, before tax, gains (losses) on remeasurements of defined benefit plans	$ (545)	$ 298
Actuarial assumption of discount rates	3.00%	2.00%
Percentage increase in rate of compensation	1.00%	1.00%
Actuarial assumption of expected rates of investment	0.04	0.03